UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  July 31, 2007
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                Date of Report (Date of earliest event reported)


                               WVS Financial Corp.
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             (Exact name of registrant as specified in its charter)


Pennsylvania                             0-22444                      25-1710500
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(State or other                   (Commission File Number)         (IRS Employer
jurisdiction of incorporation)                               Identification No.)


9001 Perry Highway, Pittsburgh, Pennsylvania                               15237
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(Address of principal executive offices)                              (Zip Code)


                                 (412) 364-1913
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

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Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
            -------------------------------------------------------------------
            Year.
            -----

         On July 31, 2007, the Board of Directors of WVS Financial Corp. (the "Company") adopted amendments to certain provisions of Article III, Section 3.1 and 3.2 of the Company's Bylaws and amended Article 5 of the Company's Articles of Incorporation to insert a new subsection D (the "Amendments"). The purpose of the Amendments is to make the Company's common stock eligible for participation in a Direct Registration Program operated by a clearing agency (such as the one offered by the Depository Trust Company), as required pursuant to NASDAQ Marketplace Rule 4350(1), as recently amended. To be eligible for a Direct Registration Program, the Company's common stock must qualify as "eligible securities," meaning that the Company must permit electronic direct registration of the common stock in an investor's name on the books of the transfer agent or the Company, and similarly allow the common stock to be transferred between a transfer agent and broker. Accordingly, the Amendments were adopted to provide for a system of issuance, recordation and transfer of the Company's common stock by electronic or other means not involving any issuance of physical certificates.

         The Amended and Restated Articles of Incorporation and the Amended and Restated Bylaws, which are attached to this Current Report as Exhibits 3.1 and 3.2, respectively, are incorporated herein by reference. The description of the Amendments is qualified in its entirety by reference to Exhibits 3.1 and 3.2.

         As of the date hereof, the Company has not made any determination whether or not to implement electronic direct registration for its common stock.

Item 9.01   Financial Statements and Exhibits
            ---------------------------------

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Not applicable

      (d)   The following exhibits are included with this Report:


      Exhibit No.       Description
      -----------       -----------

      3.1               Amended and Restated  Articles of  Incorporation  of WVS
                        Financial Corp.

      3.2               Amended and Restated Bylaws of WVS Financial Corp.

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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               WVS FINANCIAL CORP.


                               By:  /s/ David J. Bursic
                                    --------------------------------------------
                                    Name:  David J. Bursic
                                    Title: President and Chief Executive Officer


Date:  August 1, 2007


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